Exhibit 10.7



THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                                    XA, INC.

                               WARRANT TO PURCHASE
                                  3,500 SHARES
                                 OF COMMON STOCK
                             (SUBJECT TO ADJUSTMENT)
                          (Void after August 8, 2011)

Bridge  Warrant No: 1                                             August 8, 2006

     This certifies that for value, SANDS BROTHERS VENTURE CAPITAL LLC, or registered assigns (the "HOLDER"), is entitled, subject to the terms set forth
                           ------
below, at any time from and after August 8, 2006 (the "ORIGINAL ISSUANCE DATE")
                                                        ----------------------
and before 5:00 p.m., Eastern Time, on August 8, 2011 (the "EXPIRATION DATE"), to purchase from XA, INC., a Nevada corporation (the "COMPANY"), THREE THOUSAND
                                                       -------
FIVE HUNDRED (3,500) shares (subject to adjustment as described herein), of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK"),
                                                                 -------------
upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as EXHIBIT A
                                                                       ---------
and simultaneous payment therefor in lawful, immediately available money of the United States or otherwise as hereinafter provided, at an initial exercise price per share of $1.10 (the "PURCHASE PRICE"). The Purchase Price is subject to
                             --------------
further  adjustment  as  provided  in  SECTION 4 below.  The term "COMMON STOCK"
                                       ---------                   ------------
shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "WARRANT," as used herein, shall mean this Warrant and any
                      -------
other Warrants delivered in substitution or exchange therefor as provided herein.

     This Warrant is being issued by the Company together with an 11% Senior Secured Convertible Promissory Note (the "NOTE") pursuant to the terms and
                                               ----
conditions set forth in the Securities Purchase Agreement dated the date hereof by and between the Holder, each other Warrantholder and the Company (the "SPA"),
                                                                          ---
in connection with the sale by the Company of $1,250,000 aggregate principal amount of Notes (the "BRIDGE FINANCING").
                          -----------------

     1. Exercise. This Warrant may be exercised at any time or from time to time
        --------
from and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on August 8, 2011, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, at 875 North Michigan Avenue, Suite 2626, Chicago, IL 60611, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, multiplied (b) by the Purchase Price. Payment of the Purchase Price may be made at Holder's choosing either: (1) by payment in immediately available funds; or
(2) in lieu of any cash payment, if this Warrant is exercised on a date when a Registration Statement (as defined in the Registration Rights Agreement), covering the resale of the shares of Common Stock issuable upon exercise of this Warrant has not been declared effective by the Securities and Exchange Commission (the "COMMISSION"), or is no longer in effect, in exchange for the
                   ----------
number of shares of Common Stock equal to the product of (x) the number of shares to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Purchase Price and the denominator of which is the Fair Market Value (as defined below). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) business days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

     "FAIR MARKET VALUE" shall mean, as of any date: (i) if shares of the Common
      -----------------
Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ National Market ("NNM"), the
                                                                      ----
average  of  the  closing  prices  as  reported  on  the NNM during the ten (10)
consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM; or if applicable, the Nasdaq Capital Market ("NCM"), (iii)
                                                                    ---
if not then included for quotation on the NNM or the NCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board of the National Quotation Bureau, as the case may be; or (iv) if the shares of the Common Stock are not then publicly traded, the fair market price of the Common Stock as determined in good faith by the independent members of the Board of Directors of the Company and the Holders of all Warrants.

     2.  Shares  Fully Paid; Payment of Taxes. All shares of Common Stock issued
         ------------------------------------
upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

     3.  Transfer and Exchange. (a) Neither this Warrant nor the Common Stock to
         ---------------------
be issued upon exercise hereof (the "WARRANT SHARES") have been registered under
                                     --------------
the  Act  or  any state securities laws ("BLUE SKY LAWS"). This Warrant has been
                                          -------------
acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without: (i) an effective registration statement for such Warrant under the Act and such applicable Blue Sky Laws; or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or under any applicable Blue Sky Laws.

          (b) Upon compliance with applicable federal and state securities laws as set forth in SECTION 3(A), above, this Warrant and all rights hereunder
                      -----------
     are transferable, in whole or in part, on the books of the Company maintained for such purpose at its Principal Office by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached hereto as EXHIBIT B, and payment of any necessary transfer tax or other
         ----------
     governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the assignee a new Warrant with respect to the shares of Common Stock for which it is exercisable that have been transferred, and will deliver to the Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. A Warrant may be transferred only by the procedure set forth herein. No transfer shall be effective until such transfer is recorded on the books of the Company, provided that such transfer is recorded promptly by the Company, and until such transfer on such books, the Company shall treat the registered Holder hereof as the owner of the Warrant for all purposes.

          (c) This Warrant is exchangeable at the Principal Office for two or more new Warrants, each in the form of this Warrant, to purchase the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange, but which shall not exceed the total number of shares for which this Warrant may be from time to time exercisable.

          (d) Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant, and the certificates representing such Warrant Shares shall bear substantially the following legend, until such Warrant Shares have been registered under the Act or may be removed as otherwise permitted under the Act:

                 "THE  SHARES  OF  COMMON  STOCK  REPRESENTED  BY  THIS
                  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER

                  THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

          (e) The Holder and the Company agree to execute such other documents and instruments as counsel to the Company deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Shares issued upon exercise hereof with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

     4.  Anti-Dilution  Provisions. The Purchase Price in effect at any time and
         -------------------------
the number and kind of securities issuable upon conversion of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          A. Adjustment for Stock Splits and Combinations. If the Company at any
             --------------------------------------------
     time or from time to time on or after the date of Warrant issuance (the "ORIGINAL ISSUANCE DATE") effects a subdivision of the outstanding Common
      ------------------------
     Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this
     SECTION  4(A)  shall  become effective at the close of business on the date
     ------------
     the  subdivision  or  combination  becomes  effective.

          B.  Adjustment for Certain Dividends and Distributions. If the Company
              --------------------------------------------------
     at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common
     Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction
     (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such
                                                 --------  -------
     record  date  is  fixed  and  such  dividend  is  not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this SECTION 4(B) as of the time of actual payment of such dividends or
           ------------
     distributions.

          C. Adjustments for Other Dividends and Distributions. In the event the
             -------------------------------------------------
     Company  at any time or from time to time on or after the Original Issuance

     Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Warrants been exercised into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this SECTION 4 with respect to the rights of the Holders of the
                  ----------
     Warrants.

          D.  Adjustment for Reclassification, Exchange and Substitution. In the
              ----------------------------------------------------------
     event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the exercise of the Warrants is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this SECTION 4), then and in any such event each
                                     ---------
     Holder of Warrants shall have the right thereafter to exercise such Warrant to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock for which such Warrants could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          E.  Reorganizations, Mergers, Consolidations or Sales of Assets. If at
              -----------------------------------------------------------
     any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this SECTION 4) or a merger or
                                                 ----------
     consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this SECTION 4 with respect to the rights
                                            ---------
     of the Holders of the Warrants after the reorganization, merger, consolidation or sale to the end that the provisions of this SECTION 4
                                                                       ---------
     (including adjustment of the Purchase Price then in effect and the number of shares to be received upon exercise of the Warrants) shall be applicable after that event and be as nearly equivalent as may be practicable.

          F.  Sale  of  Shares  Below  Purchase  Price:
              ----------------------------------------

               (1) If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this SECTION 4(F) to have issued or sold,
                                         ------------
          Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in SECTION 4(A) above, for an Effective Price (as hereinafter defined)
             -----------
          less than the then existing Purchase Price, then and in each such case the then existing Purchase Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price for such Additional Shares of Common Stock.

               (2)  For  the  purpose  of  making  any adjustment required under
          SECTION  4(F), the consideration received by the Company for any issue
          ------------
          or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the board of directors of the Company (the "BOARD"), (III) if Additional Shares
                                             -----
          of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

               (3)  For  the  purpose  of  the adjustment required under SECTION
                                                                         -------
          4(F),  if  the Company issues or sells any rights, warrants or options
          ----
          for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE SECURITIES") and if the Effective Price of such
           -----------------------
          Additional Shares of Common Stock is less than the Purchase Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants, options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants, options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Purchase Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

               (4)  For  the  purpose  of  the adjustment required under SECTION
                                                                         -------
          4(F),  if  the  Company  issues  or sells, or is deemed by the express
          ----
          provisions  of  this  SECTION  4 to have issued or sold, any rights or
                                ----------
          options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Purchase Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (3) above for the readjustment of the Purchase Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, warrants options and Convertible Securities referred to in this paragraph (4).

               (5)  "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of
                     ---------------------------------
          Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) the Warrant Shares, (II) the shares of Common Stock issuable upon conversion of the Note, (III) shares of Common
          Stock issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price), (IV) shares of Common Stock issued pursuant to any event for which adjustment is made to the Purchase Price under SECTION 4 hereof
                                                                ---------
          or to the exercise price under the anti-dilution provisions of any securities outstanding as of the Original Issuance Date (including the Notes), (V) up to 250,000 shares issued for professional services, provided that such issuance is approved by the Board, (VI) up to 25,000 shares issued to Chris Spencer as per the terms of his consulting agreement, or (VII) up to 666,667 shares of Common Stock issuable to Mastodon Ventures, Inc. pursuant to a warrant. The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the
           ----------------
          quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this SECTION 4F, into the aggregate consideration
                                    ----------
          received, or deemed to have been received, by the Company for such issue under this SECTION 4F, for such Additional Shares of Common
                              -----------
          Stock.

               (6) Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the current Purchase Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of SECTIONS 4(F)(3), (4) and (5) shall apply thereto
                               ----------------------------
          mutatis  mutandis.

               (7) Any time an adjustment is made to the Purchase Price pursuant to SECTION 4(F), a corresponding proportionate change shall be made to
             -----------
          the number of shares of Common Stock issuable upon conversion of this Warrant.

          G.  No  Adjustments  in  Certain  Circumstances.  No adjustment in the
              -------------------------------------------
     Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided,
                                                                       --------
     however,  that any adjustments which by reason of this SECTION 4(G) are not
     -------                                                -----------
     required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this SECTION 4(G) shall be made to the nearest cent or to the nearest
           ------------
     one-hundredth  of  a  share,  as  the  case  may  be.

     5.  Notices  of  Record  Date.  In  case:
         -------------------------

          A. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          B. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

          C. of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten (10) days prior to the date therein specified.

     6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory
        ------------------
to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     7.  Reservation of Common Stock. The Company shall at all times reserve and
         ---------------------------
keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Commons Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof.

     8. Registration Rights Agreement. The Holder of this Warrant is entitled to
        -----------------------------
have the Warrant Shares registered for resale under the Act, pursuant to and in accordance with the Registration Rights Agreement dated as of the date hereof by and between the Holder, all other holders of Warrants and the Company.

     9.  No  Rights  as Stockholder Conferred by Warrants. The Warrant shall not
         ------------------------------------------------
entitle the Holder hereof to any of the rights, either at law or in equity, of a stockholder of the Company. The Holder shall, upon the exercise thereof, not be entitled to any dividend that may have accrued or which may previously have been paid with respect to shares of stock issuable upon the exercise of the Warrant, except as may otherwise be provided in SECTION 4 hereof.
                                              ----------

     10.  Notices.  All notices and other communications from the Company to the
          -------
Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, and/or a nationally recognized overnight courier service to the address furnished to the Company in writing by the Holder.

     11. Change; Modifications; Waiver. No terms of this Warrant may be amended,
         -----------------------------
waived or modified except by the express written consent of the Company and the holders of not less than 50.1% of the shares of Common Stock then issuable under outstanding Warrants issued in connection with the Financing.

     12.  Endorsement of Warrants. The Warrant when presented or surrendered for
          -----------------------
exchange, transfer or registration shall be accompanied (if so required by the Company) by an assignment in the form attached hereto as EXHIBIT B or such other
                                                         ---------
written instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder or by his duly authorized attorney.

     13.  Agreement  of  Warrant  Holders.  The  Holder,  and to the extent that
          -------------------------------
portions of this Warrant are assigned and there is more than one Holder of warrants exercisable for the Warrant Shares, every holder of a Warrant, by accepting the same, consents and agrees with the Company and with all other Warrant holders that: (a) the Warrants are transferable only as permitted by
SECTION 3 above; (b) the Warrants are transferable only on the registry books of
---------
the Company as herein provided; and (c) the Company may deem and treat the person in whose name the Warrant certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary,

     14.  Payment  of  Taxes. The Company will pay all stamp, transfer and other
          ------------------
similar taxes payable in connection with the original issuance of this Warrant and the shares of Common Stock issuable upon exercise thereof, provided, however, that the Company shall not be required to (i) pay any such tax which may be payable in respect of any transfer involving the transfer and delivery of this Warrant or the issuance or delivery of certificates for shares of Common Stock issuable upon exercise thereof in a name other than that of the registered Holder of this Warrant or (ii) issue or deliver any certificate for shares of Common Stock upon the exercise of this Warrant until any such tax required to be paid under clause (i) shall have been paid, all such tax being payable by the holder of this Warrant at the time of surrender.

     15.  Fractional  Interest.  The  Company  shall  not  be  required to issue
          --------------------
fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this SECTION 15, be issuable
                                                         ----------
on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the Purchase Price per share multiplied by such fraction computed to the nearest whole cent. The Holder by his acceptance of this Warrant expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

     16.  Entire  Agreement.  This  Warrant  constitutes  the  full  and  entire
          -----------------
understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein.

     17. Successors and Assigns. All covenants and provisions of this Warrant by
         ----------------------
or for the benefit of the Company or the Holder of this Warrant shall bind and inure to the benefit of their respective successors, permitted assigns, heirs and personal representatives.

     18.  Termination.  This Warrant shall terminate at 5:00 p.m., Eastern Time,
          -----------
on the Expiration Date or upon such earlier date on which all of this Warrant has been exercised (the "TERMINATION DATE").
                             -----------------

     19.  Headings. The headings in this Warrant are for purposes of convenience
          --------
in  reference  only,  and  shall  not  be  deemed  to  constitute a part hereof.

     20.  Governing  Law, Etc. This Agreement shall be governed by and construed
          -------------------
exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in
                                                                              --
personam  jurisdiction  of  the  federal  and  state courts located in the City,
--------
County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with
                                                   -----------
respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable legal fees and expenses.

                   Remainder of Page Intentionally Left Blank

                             WARRANT SIGNATURE PAGE
                             ----------------------




Dated:  August 8,  2006


                                            XA,  INC.


                                            By: /s/ Joseph Wagner
                                               --------------------------------
                                               Name:  Joseph  Wagner
                                               Title:  President  &  CEO


















Sands  Brothers  Venture  Capital  LLC
3,500  Shares

                                    EXHIBIT A

                                SUBSCRIPTION FORM
                                -----------------

                 (To be executed only upon exercise of Warrant)



     The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of the Common Stock of XA, Inc., purchasable with this Warrant, and herewith makes payment therefor (either in cash or pursuant to the cashless exercise provisions set forth in SECTION 1 of the Warrant), all at the price and on the terms and conditions specified in this Warrant.

Dated:
      ------------------



                               ------------------------------------------------
                               (Signature  of  Registered  Owner


                               ------------------------------------------------
                               (Street  Address)


                               ------------------------------------------------
                               (City  /  State  /  Zip  Code)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT
                               ------------------


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

   Name  of  Assignee               Address               Number  of  Shares
   ------------------               -------               ------------------


and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of XA, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
      ---------------------


                                     --------------------------------------
                                     (Signature)


                                      -------------------------------------
                                      (Witness)


     The undersigned Assignee of the Warrant hereby makes to XA, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant and the XA, Inc. Registration Rights Agreement, dated as of ______ __, 2006, by and between XA, Inc. and the Holder.


Dated:
      ---------------------



                                            -------------------------------
                                            (Signature)